Exhibit 99.1

Press Release	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, Pennsylvania 16056 Telephone (724) 352-4455

Release Date: December 28, 2009	Contact:	Craig A. Creaturo
Chief Financial Officer and Treasurer
(724) 352-4455
ccreaturo@ii-vi.com
Homepage: www.ii-vi.com

II-VI Incorporated Announces Agreement to Acquire Photop Technologies, Inc.

PITTSBURGH, PA – December 28, 2009 – II-VI Incorporated (NASDAQ Global Select: IIVI) announced today that it has entered into a definitive agreement to acquire all of the outstanding shares of Photop Technologies, Inc. (Photop). The initial consideration consists of cash of approximately $45.6 million and approximately 1,150,000 shares of II-VI common stock. In addition, the agreement provides for earn-out opportunities based upon Photop achieving certain future financial targets and is subject to customary closing adjustments. The definitive agreement has been approved by the shareholders and Board of Directors of Photop, and the Board of Directors of II-VI. The transaction is scheduled to close during January 2010.

Photop, headquartered in Fuzhou, China with over 3,000 employees, is a vertically-integrated manufacturer of engineered materials, optical components, microchip lasers for visible display applications, and optical modules for use in fiber optic communication networks and other diverse consumer and commercial applications.

“We are excited to partner with Photop to combine efforts and enhance our collective expertise in crystal materials and optics.” said Carl J. Johnson, Chairman of II-VI Incorporated. “Led by its strong, experienced and skilled management team, Photop has developed very impressive technology and a robust component product portfolio in the growing photonics markets and offers immediate access to the growing Chinese markets for engineered materials and components, including the optical communications and micro-optics display markets. The combination of II-VI and Photop will benefit our customers, employees and shareholders and will fuel our long-term growth objectives through our stronger presence in China and the rest of the world. Both companies have a passion for technological innovation and close customer engagement, and we look forward to integrating our similar entrepreneurial cultures and achieving future goals together.”

Hongrui Wang, Chairman of Photop Technologies, Inc. commented, “We are delighted to team with II-VI Incorporated. We believe that by joining forces with II-VI we will have access to significantly more resources, especially through its VLOC subsidiary and Near-Infrared Optics business, further securing our capabilities on research and product development, sales marketing and manufacturing operations. We are looking forward to a brighter future and greater growth prospects for our company and our employees.”

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II-VI Incorporated

December 28, 2009

The closing of the acquisition is subject to conditions set forth in the definitive agreement and described in greater detail in the Form 8-K to be filed with the Securities and Exchange Commission. Upon completion of the transaction, II-VI will update guidance for its fiscal year ending June 30, 2010.

Upon the closing of the transaction, Photop will be combined with II-VI’s VLOC Incorporated subsidiary and Near-Infrared Optics business for financial reporting purposes. This combined group, along with the Compound Semiconductor Group, will be directed by Dr. Vincent D. (Chuck) Mattera, Jr., Vice President of II-VI, who will be promoted to Executive Vice President of II-VI upon the closing of the transaction.

About II-VI Incorporated

II-VI Incorporated, the worldwide leader in crystal growth technology, is a vertically-integrated manufacturing company that creates and markets products for a diversified customer base including industrial manufacturing, military and aerospace, high-power electronics and telecommunications, and thermoelectronics applications. Headquartered in Saxonburg, Pennsylvania, with manufacturing, sales, and distribution facilities worldwide, the Company produces numerous crystalline compounds including zinc selenide for infrared laser optics, silicon carbide for high-power electronic and microwave applications, and bismuth telluride for thermoelectric coolers. In the Company’s infrared optics business, II-VI Infrared manufactures optical and opto-electronic components for industrial laser and thermal imaging systems, and HIGHYAG Lasertechnologie GmbH (HIGHYAG) manufactures fiber-delivered beam transmission systems and processing tools for industrial lasers. In the Company’s near-infrared optics business, VLOC manufactures near-infrared and visible light products for industrial, scientific, military and medical instruments and laser gain materials and products for solid-state YAG and YLF lasers. In the Company’s military & materials business, Exotic Electro-Optics (EEO) manufactures infrared products for military applications, and Pacific Rare Specialty Metals & Chemicals (PRM) produces and refines selenium and tellurium materials. In the Company’s Compound Semiconductor Group, the Wide Bandgap Materials (WBG) group manufactures and markets single crystal silicon carbide substrates for use in the solid-state lighting, wireless infrastructure, RF electronics and power switching industries; the Marlow Industries, Inc. subsidiary designs and manufactures thermoelectric cooling and power generation solutions for use in defense, space, photonics, telecommunications, medical, consumer and industrial markets; and, the Worldwide Materials Group (WMG) provides expertise in materials development, process development, and manufacturing scale up.

About Photop Technologies Inc.

Established in 2003 through a merger of four companies, each a leader in its respective product field of Optics, Lasers, Fiber Optics and Photonic Crystal Materials, Photop Technologies, Inc. is a leading photonics design and integrated manufacturing company of Fiber Optics, Precision Optics, Projection and Display Optics, Solid-State Lasers, Crystal Materials and other Photonics Products. Headquartered in Fuzhou, China, with over 3,000 employees including 350 dedicated engineers in Fuzhou, Shanghai and Guangzhou, Photop is dedicated to continually-growing its technology platform, highly-efficient manufacturing infrastructure, volume production capability and capacity, advanced design knowledge, and leading-edge research and development.

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II-VI Incorporated

December 28, 2009

This press release contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to the failure to close the Photop acquisition and general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009; (iii) purchasing patterns from customers and end-users; (iv) timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; and/or (vi) the Company’s ability to devise and execute strategies to respond to market conditions.

CONTACT: Craig A. Creaturo, Chief Financial Officer and Treasurer of II-VI Incorporated, 724-352-4455, or e-mail, ccreaturo@ii-vi.com.

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